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                                                                    EXHIBIT 23.3

                              CONSENT OF KPMG LLP
                              -------------------

The Board of Directors

Symphonix Devices, Inc.:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                       /s/ KPMG LLP

San Francisco, California

November 29, 2001